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                         10-30-01 Tactical Allocation

                                                                      Exhibit 10


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 10, 2002 in this Registration Statement (Form N-1A No. 33-39659) of UBS Tactical Allocation Fund (formerly the Brinson Tactical Allocation Fund).


                                           ERNST & YOUNG LLP


New York, New York
December 23, 2002


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